--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 1997

                   COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A
--------------------------------------------------------------------------------

            (Exact name of registrant as specified in its charter)


         CALIFORNIA                    333-11095                 13-2631719
----------------------------        ----------------         ------------------
(State or Other Jurisdiction        (Commission File          (I.R.S. Employer
 of Incorporation)                      Number)              Identification No.)

      c/o The First National Bank of Chicago.
      ---------------------------------------
   Corporate Trust Services Division - 9th floor
   ---------------------------------------------
          1 N. State Street, Chicago IL                          60670-0126
          -----------------------------                          ----------
     (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:             312/407-1902
                                                                ------------

Item 5.   Other Events

          On behalf of Countrywide Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated October 31, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated April 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due January 15, 2028.

          A.  Monthly Report Information:
              Aggregate distribution information for the current distribution date April 15, 1997.

                            Principal      Interest    Ending Balance
                            ---------      --------    --------------

          Cede & Co.      $2,865,954.92 $1,083,741.73  $236,623,954.46

          B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

          C.  Have any deficiencies occurred?  NO.
                    Date:
                    Amount:

          D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                    Amount:

          E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

          F.  Item 1:  Legal Proceedings:  NONE

          G.  Item 2:  Changes in Securities:  NONE

          H.  Item 4:  Submission of Matters to a Vote of Security Holders: NONE

          I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE

Item 7.   Monthly Statements and Exhibits
          -------------------------------

          Exhibit No.
          -----------
          1. Monthly Statement to Certificateholders dated April 15, 1997

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A



                                       By  ___________________________________
                                           Name:    Barbara Grosse
                                           Title:   Assistant Vice President

Dated: April 30, 1997

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
=================================================================================================================================
                                                                                                                          Page 11

Countrywide Loans, Inc.                                              Date of Report:          4/10/97
Countrywide Home Equity Loan Trust - Series 1996-A                   Time of Report:          1:10 PM
P & S Agreement Date:                              October 31, 1996
Original Settlement Date:                          November 21, 1996
CUSIP Number of Certificates:                      222374AA8
Original Sale Balance:                             246,033,118       Inv #8001002
=================================================================================================================================

=================================================================================================================================
Distribution Date:                                                                                     3/17/97            4/15/97
                                                                                                       -------            -------
   INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

   Investor Certificate Interest Distributed                                                          4.134545           4.404861
   Investor Certificate Interest Shortfall Distributed                                                0.000000           0.000000
   Remaining Unpaid Investor Certificate Interest Shortfall                                           0.000000           0.000000

   Managed Amortization Period? (Yes=1; No=0)                                                                1                  1
   Investors Certificate Principal Distributed                                                       10.679998          11.648655
    Principal Distribution Amount                                                                     6.757654           8.318869
     Maximum Principal Payment                                                                       24.774625          25.805316
     Alternaive Principal Payment                                                                     6.757654           8.318869
     Principal Collections less Additional Balances                                                   6.757654           8.318869
    Investor Loss Amount Distributed to Investors                                                     0.000000           0.000000
    Accelerated Principal Distribution Amount                                                         3.922344           3.329786
    Credit Enhancement Draw Amount                                                                        0.00               0.00

   Total Amount Distributed to Certificateholders (P & I)                                            14.814543          16.053516

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

   Beginning Investor Certificate Balance                                                       242,117,542.56     239,489,909.38
   Ending Investor Certificate Balance                                                          239,489,909.38     236,623,954.46
   Beginning Invested Amount                                                                    244,209,492.13     242,546,885.36
   Ending Invested Amount                                                                       242,546,885.36     240,500,168.14
   Investor Certificateholder Floating Allocation Percentage                                          97.7098%           97.6945%
   Pool Factor                                                                                       0.9734052          0.9617565
   Liquidation Loss Amount for Liquidated Loans                                                           0.00               0.00
   Unreimbursed Liquidation Loss Amount                                                                   0.00               0.00

C. POOL INFORMATION

   Beginning Pool Balance                                                                       249,933,344.98     248,270,738.21
   Ending Pool Balance                                                                          248,270,738.21     246,224,020.99
   Servicer Removals form the Trust (Section 2.06)                                                        0.00               0.00
   Servicing Fee                                                                                    104,138.89         103,446.14

D. INVESTOR CERTIFICATE RATE

   Investor Certificate Rate                                                                         5.601880%          5.617500%
   LIBOR Rate                                                                                        5.421880%          5.437500%
   Maximum Rate                                                                                      9.697836%          9.695863%

E. DELINQUENCY & REO STATUS

   Delinquent 30-59 days
     No. of Accounts                                                                                        28                 16
     Trust Balances                                                                                 894,230.45         611,772.42
   Delinquent 60-89 days
     No. of Accounts                                                                                         5                  6
     Trust Balances                                                                                 160,448.35         302,126.45
   Delinquent 90+ days
     No. of Accounts                                                                                        10                 12
     Trust Balances                                                                                 465,194.75         498,908.00
   Delinquent 9+ Months
     No. of Accounts                                                                                         0                  0
     Trust Balances                                                                                          0                  0
   REO
     No. of Accounts                                                                                         0                  0
     Trust Balances                                                                                       0.00               0.00

=================================================================================================================================
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

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
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                                                                                                                          Page 12
Countrywide Home Loans, Inc.                                         Date of Report:          4/10/97
Countrywide Home Equity Loan Trust - 1996-A                          Time of Report:          1:10 PM
P & S Agreement Date:                           October 31, 1996
Original Settlement Date:                       November 21, 1996
CUSIP Number of Certificates:                   222374AA8            Inv #8001002
Original Sale Balance:                          246,033,118
=================================================================================================================================
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Statement to Certificateholders (Page 2 of 2)
---------------------------------------------

Distribution Date:                                                                                          3/17/97       4/15/97
                                                                                                            -------       -------








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IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed this 12th day of April, 1997


  Countrywide Home Loans Formerly Known as Countrywide Funding Corporation as Servicer

  /s/  Sam Ilagan
  ----------------------------------------------------------
  Sam Ilagan
  Vice-President






Distribution List:
------------------
  Frank Skibo - FSA                                           Lupe Montero - Countrywide Home Loans
  Barbara Grosse - First National Bank of Chicago             Richard Marron - Countrywide Home Loans
  Brad Andres - Lehman Brothers                               Dave Walker - Countrywide Home Loans
  Paul Marsilio - Lehman Brothers
  Julie Uhlig - Moody's Investors Service
  Gail Brennan - Standard & Poor's Corp.
=================================================================================================================================
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